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                                                                   EXHIBIT 10.1

                                 AMENDMENT NO. 1
                                     TO THE
                BREAST CANCER COLLABORATION AND LICENSE AGREEMENT

        This Amendment No. 1 (the "Amendment") to the Breast Cancer Collaboration and License Agreement (the "Breast Cancer Agreement") is made effective as of February 5, 1998 (the "Effective Date") by and between Corixa Corporation, a Delaware corporation having its principal place of business at 1124 Columbia Street, Suite 200, Seattle, Washington 98104 ("Corixa") and SmithKline Beecham Biologicals Manufacturing S.A., a Belgian corporation with its principal place of business at Rue de l'Institut 89, B-1330 Rixensart, Belgium ("SB").

                                    RECITALS

        WHEREAS, Corixa and SB entered into the Breast Cancer Agreement dated as of March 1, 1997 pursuant to which Corixa and SB agreed to collaborate in the research and development of antigens for the development of Vaccine product(s) for the prevention and/or treatment of any form of breast cancer; and

        WHEREAS, Corixa and SB now wish to amend the Breast Cancer Agreement in certain respects as hereinafter provided; and

        WHEREAS, Corixa and SB wish that all other terms and conditions of the Breast Cancer Agreement remain in full force and effect.

        NOW, THEREFORE, the parties hereby agree as follows:

        1. Capitalized terms in this Amendment shall have the same meaning as those in the Breast Cancer Agreement, unless specifically defined in this Amendment. All section and paragraph references refer to sections or paragraphs, as applicable, in the Breast Cancer Agreement. References to the term "Agreement" in the Breast Cancer Agreement shall be deemed to include this Amendment.

        2. Except as expressly modified herein, the Breast Cancer Agreement shall remain in full force and effect in accordance with its terms. To the extent there are any inconsistencies or ambiguities between this Amendment and the Breast Cancer Agreement, the terms of this Amendment shall supersede the Breast Cancer Agreement.

        3. The following shall be inserted at the end of Section 1(o):

               "Solely for purposes of Sections 4(a) and 5(b) of this Agreement, the Licensed Field shall be deemed not to include the Joint Field. For the purpose of all other Sections contained in this Agreement, the Licensed Field shall be deemed to include the Joint Field."

        4. The following shall be inserted following the end of Section 1(dd):


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               (ee) "Competitive Joint Field Product" shall mean (i) a product in the Joint Field that would otherwise infringe Corixa Patents or Joint Research Patents, or (ii) any other breast cancer Vaccine product in the Joint Field comprised of at least one (1) or more Corixa Antigens and/or Research Program Antigens.

               (ff) "Joint Field" shall mean the use of [XXX]




        5. (a) In Section 4(a), "(i)" shall be inserted at the beginning of the first sentence before "Subject to . . .", and "and outside the Joint Field" shall be inserted in the second sentence between ". . . Licensed Field . . ." and "; any commercial . . .".

               (b) The following shall be inserted at the end of Section 4(a):

               "(ii) Subject to the terms and conditions of this Agreement, including, without limitation, the license payments and royalty provisions in Sections 5 and 6 below, Corixa hereby grants to SB a co-exclusive license (with Corixa or its exclusive sublicensee), with the right to sublicense, under Corixa Patents, Joint Research Program Patents, Know-How and any SPC to make, have made, use, have used, sell, offer for sale, have sold, keep and import any and all Products in the Joint Field in the Territory in any formulation, configuration, combination and/or with any delivery system. For purpose of clarity, the foregoing license shall include rights of SB to Corixa Antigens and/or Research Program Antigens in and outside the BC field but in the Joint Field; any commercial use of Corixa Antigens and/or Research Program Antigens in the Joint Field shall be subject to the royalties set forth in Section 6 in the same manner as royalties are paid on Products thereunder."

        6. (a) In the table in Section 5(b), "by SB" shall be inserted in the first sentence after "achievement" and before "of each."

               (b) In the table in Section 5(b), "in Licensed Field" shall be inserted in each of the following places: following ". . . IND" in subsection 5(b)(i), after ". . . clinical trials" in subsection 5(b)(ii), after ". . . clinical trials" in subsection 5(b)(iii), between ". . . regulatory approval . .
 ." and " . . . in U.S." in subsection 5(b)(iv), between "Regulatory approval . . ." and ". . . in at least . . ." in subsection 5(b)(v) and between "Regulatory approval . . ." and ". . . in U.S." in subsection 5(b)(vi).


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               (c) The following shall be inserted at the end of the table in
Section 5(b):


(vii)   Start of Phase I clinical                  [XXX]
trials for first Product in the
Joint Field

(viii)  Start of Phase III                         [XXX]
clinical trials for first Product
in the Joint Field

(ix)  Submission of the first                      [XXX]
Product in the Joint Field for
regulatory approval in U.S.

(x)   Regulatory approval of the                   [XXX]
first Product in the Joint Field
in at least [XXX]




(xi)  Regulatory approval of the                   [XXX]
first Product in the Joint Field
in U.S.

(xii)   Start of Phase III                         [XXX]
clinical trials for the second
Product in the Joint Field

(xiii)  Regulatory approval of                     [XXX]
the second Product in the Joint
Field in       [XXX]
or regulatory approval of a second
indication for the first Product in
the Joint Field


               (d) The paragraph immediately below the table in Section 5(b) is amended in its entirety to read as follows:

              [XXX}                         of the milestone payments set forth
in Subparagraphs 5(b)(iv), (v), (vi), (ix), (x) and (xi) above and   [XXX]
     of the milestone payments set forth in Subparagraph 5(b)(xiii) above are fully creditable against future royalties payable pursuant to Section 6,
provided such royalties will not be reduced by more than      [XXX]       in
any given year. Any uncredited portion will be carried forward for credit in subsequent years."


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               (e) The following shall be inserted as a new paragraph following the paragraph immediately below the table in Section 5(b):

               "In the event a Competitive Joint Field Product is in at least Phase I clinical trials or has received regulatory approval and is available for commercial sale in any of the countries listed in Subparagraphs 5(b)(vii)
- (xiii) above at the time the corresponding applicable milestone payment set forth in Subparagraphs 5(b)(vii) - (xiii) becomes due and payable in accordance
with the terms hereof, then SB shall pay only    [XXX]             of such
milestone payment to Corixa. In addition, in the event Corixa receives a corresponding milestone payment(s) for such Competitive Joint Field Product from
a Third Party, Corixa shall pay SB    [XXX]       of the amount of such
milestone payment(s) actually received by Corixa."

        7. (a) In the first sentence of Section 6(a), "in the Licensed Field, whether outside or inside the Joint Field, as applicable," shall be inserted between ". . . Products sold . . ." and ". . . in countries . . .".

               (b) In the table in Section 6(a), "Outside the Joint Field" shall be inserted in the first heading following "Net Sales".

               (c) The following shall be inserted as an additional table and a new paragraph following the existing table in Section 6(a):


Net Sales in the                                   Patent in
Joint Field                                    Country of Sale           Minimum Royalty
-----------                                    ---------------           ---------------
  [XXX]                                             [XXX]                  [XXX]

  [XXX]                                             [XXX]                  [XXX]

  [XXX]                                             [XXX]                  [XXX]


               "In the event a Competitive Joint Field Product is in at least Phase I clinical trials or has received regulatory approval and is available for commercial sale in any country at the time the corresponding Patent Royalty applicable to such country becomes due and payable in accordance with the terms
hereof, then SB shall pay              [XXX]          of such Patent Royalty to
Corixa. In addition, in the event Corixa receives corresponding patent royalties from a Third Party for net sales of such Competitive Joint Field Product in such
country, Corixa shall pay SB     [XXX]          of the amount of such royalties
actually received by Corixa, provided that such royalties are on the net sales of a Competitive Joint Field Product sold in a country where current claims of any patent covering such Competitive Joint Field Product are issued or are
pending for up to      [XXX]      from the date of first filing anywhere in the
world."

        8. In the first sentence of Section 13(d), the words "the Prostate Cancer Collaboration and License Agreement of even


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date herewith and the Option Agreement of even date herewith" shall be deleted and replaced with the words "the Prostate Cancer Collaboration and License Agreement dated March 1, 1997, the Option Agreements dated March 1, 1997 and Amendments to said: (a) Tuberculosis Collaboration and License Agreement; (b) Prostate Cancer Collaboration and License Agreement; and (c) Option Agreements".

        9. In the first sentence of Section 16(d) of the Breast Cancer Agreement, "Licensed" shall be inserted between "... Products in the ..." and "... Field ...".

        IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed by its duly authorized officer as of the date first written above.

Agreed to and accepted by:             Agreed to and accepted by:

CORIXA CORPORATION                     SMITHKLINE BEECHAM
                                       BIOLOGICALS
                                       MANUFACTURING S.A.



/s/ Mark McDade                              /s/ Jean Stephenne
_____________________                  By:  _______________________

Mark McDade                            Name:  Jean Stephenne
Chief Operating Officer                Its:   Senior Vice President
                                                and General Manager